SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) May 17, 1998.


                            JOURNAL REGISTER COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  Delaware                      1-12955                          22-3498615
(State or Other           (Commission File Number)           (I.R.S. Employer
Jurisdiction of Incorporation)                            Identification Number)


             State Street Square, 50 West State Street, Trenton, NJ 08608 (Address of Principal Executive Offices, Including Zip Code)


                                 (609) 396-2200
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

     On May 18, 1998, Journal Register Company (the "Company") issued a news release announcing the Company's agreement to acquire the Goodson Newspaper Group's Pennsylvania, New York and Ohio newspapers, including five daily newspapers and 20 non-daily publications. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS.

                 (a)  Financial Statements of Businesses Acquired.

                      Not Applicable

                 (b)  Pro Forma Financial Information.

                      Not Applicable

                 (c)  Exhibits.

                       The following exhibit is filed with this Report:

                       99.1       Press Release dated May 18, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            JOURNAL REGISTER COMPANY
                            (REGISTRANT)




                             By: /S/ JEAN B. CLIFTON
                             Name:  Jean B. Clifton
                             Title:  Executive Vice President, Chief
                                     Financial Officer  & Treasurer

Date:  May 20, 1998

                                  EXHIBIT INDEX



     EXHIBIT NO.                DESCRIPTION


     99.1                       Press Release dated May 18, 1998.